UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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ATYR PHARMA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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aTyr Pharma Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 9, 2017, for aTyr Pharma, Inc. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/life. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.Under new United States Securities and Exchange Commission  rules,  proxy  materials  do  not  have to  be  delivered  in  paper.  Proxy  materials  can be  distributed  by  making  them  available  on  the Internet. We have chosen to use these procedures for  our  2017  Annual  Meeting  and  need  YOUR participation. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before April 28, 2017. For a Convenient Way to VIEW Proxy Materials and VOTE Online go to: www.proxydocs.com/life Proxy Materials Available to View or Receive: 1. Proxy Statement   2. Annual Report Printed materials may be requested by one of the following methods: INTERNET www.investorelections.com/life TELEPHONE (866) 648-8133 *E-MAIL paper@investorelections.com You must use the 12 digit control number located in the shaded gray box below. * If  requesting  material  by  e-mail,  please  send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. ACCOUNT NO. SHARES aTyr Pharma, Inc. Notice of Annual Meeting Date:Tuesday, May 9, 2017 Time: 8:30 A.M. (PDT) Place: Offices of aTyr Pharma, Inc. 3545 John Hopkins Court, Suite #250 San Diego, California 92121 The purpose of the Annual Meeting is to take action on the following proposals: The Board of Directors recommends that you vote “FOR” the following. 1. Election of Directors Nominees 01 James C. Blair, Ph.D. 02 John D. Mendlein, Ph.D. The Board of Directors recommends that you vote “FOR” Proposal 2. 2. To ratify the appointment of Ernst & Young LLP as the Independent registered Public accounting firm of the Company for its fiscal year ending December 31, 2017. 3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.